UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               AMENDMENT NO. 2 TO
                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  July 25, 2008
                Date of Report (Date of earliest event reported)


                              BOSCO HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       333-144509                98-0534794
(State or other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

     26 Utkina Street, Apartment 10
            Irkutsk, Russia                                        664007
(Address of Principal Executive Offices)                         (Zip Code)

                                 +7-3952-681-878
               Registrant's telephone number, including area code

                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
    Exchange Act (17 CFR 240.13e-4(c))
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SECTION 4 - MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

This amendment to the Current Report on Form 8-K filed with the Securities and Exchange Commission on July 25, 2008 and amended August 11, 2008, is being filed to correct the name of Moore & Associates Chartered.

Bosco Holdings, Inc., a Nevada corporation (the "Company") has engaged Moore & Associates Chartered ("Moore") as its principal independent registered public accounting firm effective July 25, 2008. Concurrent with this appointment, the Company has accepted the resignation of RBSM, LLP ("RBSM"), effective July 25, 2008. The decision to change its principal independent registered public accounting firm has been approved by the Company's board of directors.

The report of RBSM on the Company's financial statements for fiscal year ended March 31, 2008 and the period December 13, 2006 (date of inception) through March 31, 2008 and fiscal year ended March 31, 2007 and the period December 13, 2006 (date of inception) through March 31, 2007 did not contain an adverse opinion or disclaimer of opinion, nor was it modified as to uncertainty, audit scope or accounting principles, other than to state that there is substantial doubt as to the ability of the Company to continue as a going concern. During the Company's two most recent fiscal years and any subsequent interim period through the date of change in accountants, there were no disagreements between the Company and RBSM, whether or not resolved, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of RBSM, would have caused RBSM to make reference thereto in its reports on the Company's audited financial statements. During the Company's two most recent fiscal years and any subsequent interim period through the date of changte in accountants, there were no reportable events,

The Company has provided RBSM with a copy of this amendment to Current Report on Form 8-K and has requested that RBSM furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not RBSM agrees with the statements made in this amendment to Current Report on Form 8-K with respect to RBSM and, if not, stating the aspects with which they do not agree. The Company has received the requested letter from RBSM wherein they have confirmed their agreement to the Company's disclosures in this Current Report with respect to RBSM. A copy of RBSM's letter has been filed as an exhibit to this amendment to Current Report.

In connection with the Company's appointment of Moore as the Company's principal registered accounting firm at this time, the Company has not consulted Moore on any matter relating to the application of accounting principles to a specific transaction, either completed or contemplated, or the type of audit opinion that might be rendered on the Company's financial statements.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

Exhibit                                     Description
-------                                     -----------
 16.1 Letter of RBSM, LLP. filed with Amendment No. 1 to Current Report on Form 8-K with the Securities and Exchange Commission on August 11, 2008.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BOSCO HOLDINGS, INC.


DATE: August 22, 2008                          /s/ Alexander Dannikov
                                               ---------------------------------
                                        Name:  Alexander Dannikov
                                        Title: President/Chief Executive Officer


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